                                                                   Exhibit 10.28

                                   EXHIBIT F
                                   ---------


                            INTERNET TRAVEL NETWORK


                      NONSTATUTORY STOCK OPTION AGREEMENT

          THIS NONSTATUTORY STOCK OPTION AGREEMENT (this "Option Agreement") is made and entered into as of this ____ day of _______________, ____, by and between Internet Travel Network, a California corporation (the "Company"), and Covia LLC (the "Optionee"), pursuant to the terms of that certain Series C Preferred Stock, Warrant and Option Purchase Agreement by and between the Company and the Optionee dated May 10, 1998 (the "Purchase Agreement").

          1.  Grant of Option. The Company hereby grants to the Optionee an
              ---------------
option (the "Option"), at the Optionee's election, to either:

              (a) purchase up to 2,464,970 shares of Series C Preferred Stock (the "Shares") at an exercise price per Share of $5.125 (the "Share Exercise Price"), or at an aggregate exercise price of $12,632,971.25 for all of the Shares (the "Aggregate Exercise Price"), subject to the terms, definitions and provisions of this Agreement; or

              (b) purchase a warrant exercisable for up to 2,464,970 Shares, in the form attached hereto as Exhibit B-2 (the "Warrant"), subject to the terms,
                            -----------
definitions and provisions of this Agreement. The exercise price under this Option for such Warrant shall be the product determined by multiplying (x) the Share Exercise Price by (y) the number of Shares, up to 2,464,970 Shares, that Optionee elects to have exercisable under such Warrant (such product referred to herein as the "Warrant Exercise Price"). The Shares exercisable under the Warrant shall be exercisable at a per share exercise price of $.01 per Share.

          2.  Term of Option. The Option may be exercised at any time on or
              --------------
before the earlier to occur of:

              (a)  a Sale of the Company (as defined below), or

              (b)  November 10, 2000,

(such date being referred to herein as the "Expiration Date") and may be exercised during such term only in accordance with the terms and conditions of the Option set forth herein. For purposes of this Section 2, a "Sale of the Company" shall mean the date upon which the Company consummates (i) a consolidation or merger of the Company with or into any other corporation or corporations in which the stockholders of the Company immediately prior to such transaction(s) own, as a result of such transactions(s), less than a majority of the voting securities of the successor or surviving corporation immediately thereafter, or (ii) a sale of all or substantially all of the assets or business of the Company in one or more related transactions. In the event of a Sale of the Company, the Company shall notify the holder of the Option in writing at least twenty (20) days prior to the consummation of such event.

          3.  Exercise of Option. The Option shall be exercisable during its
              ------------------
term as follows:

              (a)  Right to Exercise.
                   -----------------

                   (i) The Option, subject to the limitations set forth herein, may be exercised in whole or in part prior to the Expiration Date.

                   (ii) The Option may not be exercised for a fraction of a Share.

                   (iii) In no event may the Option be exercised after the Expiration Date.

                   (iv) The Option shall initially not be exercisable for 1,045,281 of such Shares or for a Warrant exercisable for 1,045,281 of the Shares, as the case may be (collectively, the "Contingent Exercise Shares"), and shall only become exercisable for such Contingent Exercise Shares if and when all or any portion of the 2,438,988 shares of Series C Preferred Stock (the "Supplier Shares") are purchased (each time of purchase referred to herein as a "Supplier Purchase Date") pursuant to the terms of the Purchase Agreement and that certain Amended and Restated Shareholders Agreement by and among the Company and certain shareholders of the Company, dated May 10, 1998 (the "Shareholders Agreement").

                   (v) In the event Optionee effects a partial exercise prior to the first Supplier Purchase Date, the Company shall allocate the first Shares acquired, or which may be acquired upon exercise of the Warrant, in full to the Shares that are not Contingent Exercise Shares.

                   (vi) On and after the first Supplier Purchase Date and on and after any subsequent Supplier Purchase Dates, the portion of the Contingent Exercise Shares that may thereon or thereafter be acquired, or for which a Warrant may be purchased, by Optionee will be that number, rounded down to the nearest whole number, equal to the product of (x) the aggregate number of Supplier Shares that have been purchased as of such time, multiplied by (y)
0.428571428 (which number represents the quotient obtained by dividing 1,045,281, the initial total amount of Contingent Exercise Shares, by 2,438,988 the total number of Supplier Shares that may be purchased under the terms of the Purchase Agreement and Shareholders Agreement).

              (b)  Method of Exercise. The Option shall be exercisable by a
                   ------------------
written notice and agreement which shall state Optionee's election to exercise the Option to purchase (i) the Shares (such notice and agreement to be in the form attached hereto as Exhibit A) or (ii) the Warrant (such notice and
                        ---------
agreement to be in the form attached hereto as Exhibit B-1) and shall state the
                                               -----------
number of Shares, whether to be issued directly or to be issuable upon exercise of the Warrant, as the case may be, in respect of which the Option is being exercised, and such other representations and agreements as to the Optionee's investment intent with respect to such

Shares or Warrant (including the Shares issuable upon exercise of the Warrant) as may be required by the Company pursuant to the provisions of this Agreement, including without limitation any required by such Exhibit A
                                                                  ---------
or Exhibit B-1. Such written notice and agreement shall be signed by the
   -----------
Optionee, shall be delivered in person or by certified mail to the President of the Company and shall be accompanied by full payment of the Exercise Price for such Shares or Warrant as set forth herein. The Option shall be deemed to be exercised upon receipt by the Company of such written notice and agreement and the full payment of such Exercise Price.

          No Shares, or Shares issuable upon exercise of the Warrant, as the case may be, will be issued pursuant to the exercise of the Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of the Nasdaq Stock Market, Inc. or any stock exchange, if applicable, upon which the Shares, or the Shares issuable upon exercise of the Warrant, as the case may be, may then be listed.

          4.  Method of Payment. Payment of the Share Exercise Price or Warrant
              -----------------
Exercise Price, as the case may be, shall be by any of the following, or a combination thereof, at the election of the Optionee:

              (a)  certified check; or

              (b)  electronic funds transfer.

          5.  Restrictions on Exercise. The Option may not be exercised if the
              ------------------------
issuance of such Shares or Warrant, as the case may be, upon such exercise would constitute a violation of any applicable federal or state securities or other law or regulation. As a condition to the exercise of the Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any such law or regulation, including without limitation any required by Exhibit A or Exhibit B-1 attached hereto.
            ---------    -----------

          6.  Transfer Restrictions On Shares. The Shares and Warrant subject to
              -------------------------------
the Option, including the Shares issuable upon exercise of the Warrant, shall be subject to the following restrictions:

              (a)  Securities Law Restrictions. If the offering and sale of any
                   ---------------------------
Shares or the Warrant have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), or have not been registered or qualified under the securities laws of any state, the Company may impose any necessary restrictions upon the sale, pledge or other transfer of such Shares or Warrant (including the placement of appropriate legends on the Warrant or on stock certificates representing any Shares or the imposition of stop-transfer instructions) if, in the judgment of the Company, such restrictions are necessary or desirable in order to achieve compliance with the 1933 Act, the securities laws of any state or any other law.

              (b)  Market Stand-Off. In connection with any underwritten public
                   ----------------
offering by the Company of its equity securities pursuant to an effective registration statement filed under the 1933 Act, including the Company's initial public offering, the Optionee shall not directly or indirectly sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to, the Warrant or any Shares acquired (directly or by exercise of the Warrant) under this Agreement without the prior written consent of the Company or its underwriters. Such restriction (the "Market Stand-Off") shall be in effect for such period of time following the date of the final prospectus for the offering as may be requested by the Company or such underwriters. In no event, however, shall such period exceed 180 days. In the event of the declaration of a stock dividend, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company's outstanding securities without receipt of consideration, any new, substituted or additional securities which are by reason of such transaction distributed with respect to any Shares subject to the Market Stand-Off, or into which such Shares thereby become convertible, shall immediately be subject to the Market Stand-Off. In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the Warrant or Shares acquired (directly or by exercise of the Warrant) under this Agreement until the end of the applicable stand-off period. The Company's underwriters shall be beneficiaries of the agreement set forth in this Section 6(b). This Section 6(b) shall not apply to Shares registered in the public offering under the 1933 Act.

              (c)  Investment Intent at Grant. The Optionee represents and
                   --------------------------
agrees that the Shares to be acquired upon exercise of the Option will be acquired for investment, and not with a view to the sale or distribution thereof.

              (d)  Investment Intent at Exercise. In the event that the sale of
                   -----------------------------
any Shares or the Warrant is not registered under the 1933 Act but an exemption is available which requires an investment representation or other representation, the Optionee shall represent and agree at the time of exercise that the Shares or Warrant being acquired upon exercising the Option are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.

              (e)  Legends. All certificates evidencing Shares purchased under
                   -------
this Agreement shall bear the following legend:

          "THE SHARES REPRESENTED HEREBY MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF A WRITTEN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER OF THE SHARES (OR THE PREDECESSOR IN INTEREST TO THE SHARES). THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE."

All certificates evidencing Shares purchased under this Agreement in an unregistered transaction shall bear the following legend (and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law):

          "THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT."

              (f)  Removal of Legends. If, in the opinion of the Company and its
                   ------------------
counsel, any legend placed on a stock certificate representing Shares sold under this greement is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but without such legend.

              (g)  Administration. Any determination by the Company and its
                   --------------
counsel in connection with any of the matters set forth in this Section 6 shall be conclusive and binding on the Optionee and all other persons.

          7.  Adjustment of Exercise Price and Number of Shares. The number of
              -------------------------------------------------
and kind of securities purchasable upon exercise of the Option and the Exercise Price shall be subject to adjustment from time to time as follows:

              (a)  Subdivisions, Combinations and Other Issuances. If the
                   ----------------------------------------------
Company shall a any time prior to the expiration of the term of the Option subdivide its Series C Preferred Stock, by stock split or otherwise, or combine its Series C Preferred Stock, or issue additional shares of its Series C Preferred Stock or Common Stock as a dividend with respect to any shares of its Series C Preferred Stock, the number of Shares issuable on the exercise of the Option shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination. Appropriate adjustments shall also be made to the purchase price payable per share, but the aggregate purchase price payable for the total number of Shares purchasable under the Option (as adjusted) shall remain the same.

              (b)  Reclassification, Reorganization and Consolidation. Except
                   --------------------------------------------------
for a Sale of the Company, in case of any reclassification, capital reorganization, or change in the Series C Preferred Stock of the Company (other than as a result of a subdivision, combination, or stock dividend provided for in Section 7(a) above), then, as a condition of such reclassification, reorganization, or change, lawful provision shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the holder of the Option, so that the holder of the Option shall have the right at any time prior to the expiration of the term of the Option to purchase, at a total price equal to that payable upon the exercise of the Option, the kind and amount of shares of stock and other securities and property receivable in connection with such reclassification, reorganization, or change by a holder of the same number of shares of Series C Preferred Stock as were purchasable by the holder of the Option immediately prior to such reclassification, reorganization, or change. In any such case appropriate provisions shall be made with respect to the rights and interest of the holder of the Option so that the provisions hereof shall thereafter be applicable with respect to any shares of stock or other securities and property deliverable upon exercise hereof, and appropriate adjustments shall be made to the purchase price per share payable hereunder, provided that the aggregate purchase price shall remain the same.

              (c)  Conversion of Preferred Stock. Immediately prior to the
                   -----------------------------
closing of any public offering of the Company's equity securities in which the Company's outstanding Preferred Stock is converted into Common Stock, any portion of the Option not then exercised will thereafter be exercisable for the number of shares of the Company's Common Stock that would have resulted from the conversion, pursuant to the Company's Articles of Incorporation in effect as of the consummation of such public offering, of the maximum number of shares of Preferred Stock that could have been acquired by the holder of the Option upon the exercise of the unexpired portion of the Option immediately prior to such public offering.

              (d)  Notice of Adjustment. When any adjustment is required to be
                   --------------------
made in the number or kind of shares purchasable upon exercise of the Option, or in the Exercise Price, the Company shall promptly notify the holder of such event and of the number of shares of Series C Preferred Stock or other securities or property thereafter purchasable upon exercise of this Option.

              (e)  No Impairment. The Company and the holder of the Option will
                   -------------
not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company or the holder of the Option, respectively, but will at all times in good faith assist in the carrying out of all the provisions of this Section 7 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Company and the holder of the Option against impairment.

          8.  Registration Rights. The Shares issued upon exercise of this
              -------------------
Option, or upon exercise of the Warrant, and any securities issuable upon conversion of such Shares, are Registrable Securities, as such term is defined in that certain Amended and Restated Investors' Rights Agreement, dated May 10, 1998, by and among the Company and the Investors listed on Schedule A thereto
                                                           ----------
(the "Restated Rights Agreement"), and possess registration rights as described in such agreement.

          9.  Successors and Assigns. The terms and provisions of this Option
              ----------------------
Agreement shall inure to the benefit of, and be binding upon, the Company and the Optionee and their respective successors and assigns.

          10. Amendments and Waivers. Any term of this Option Agreement may be
              ----------------------
amended and the observance of any term of this Option Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the Optionee. Any waiver or amendment effected in accordance with this Section 10 shall be binding upon each current and future holder of the Option and the Company.

          11. Captions. The section and subsection headings of this Option
              --------
Agreement are inserted for convenience only and shall not constitute a part of this Option Agreement in construing or interpreting any provision hereof.

          12. Governing Law. This Option Agreement shall be governed by the laws
              -------------
of the State of California as applied to agreements among California residents made and to be performed entirely within the State of California.

          13. Entire Agreement. This Option Agreement constitutes the entire
              ----------------
contract between the parties hereto with regard to the Option and it supersedes any other agreements, representations or understandings (whether oral or written and whether express or implied) which relate to the Option granted hereunder.

          IN WITNESS WHEREOF, the parties have executed this Option Agreement as of the year and date set forth above.

                              INTERNET TRAVEL NETWORK,

                              a California corporation

                              By:
                                    -----------------------------------------
                                    Signature

                              Name:
                                    -----------------------------------------
                              Title:
                                    -----------------------------------------

          Optionee has reviewed this Option Agreement in its entirety, has had an opportunity to obtain the advice of counsel, including Optionee's tax advisors, prior to executing this Option Agreement and fully understands all provisions of the Option.

                              OPTIONEE:



                              COVIA LLC

                              By:
                                 -----------------------------------------
                                    Signature

                              Name:
                                   ----------------------------------------

                              Title:
                                    ----------------------------------------

                                   EXHIBIT A
                                   ---------


                  NOTICE AND AGREEMENT OF OPTION EXERCISE FOR
                      SHARES OF SERIES C PREFERRED STOCK
                                       OF
                            INTERNET TRAVEL NETWORK

Internet Travel Network
445 Sherman Avenue
Palo Alto, CA 94306
Attention:  President

          1.  Exercise of Option. Effective as of __________________, ____, the
              ------------------
undersigned ("Optionee") hereby elects, by execution and delivery of this Notice and Agreement of Option Exercise (this "Agreement"), to exercise Optionee's option to purchase _______________ shares of the Series C Preferred Stock (the "Shares") of Internet Travel Network, a California corporation (the "Company"), pursuant to that certain Nonstatutory Stock Option Agreement by and between the Company and the Optionee dated ________________, _____ (the "Option Agreement").

          2.  Representations of Optionee. Optionee acknowledges that Optionee
              ---------------------------
has received, read and understood the Option Agreement and agrees to abide by and be bound by its terms and conditions. Optionee represents that Optionee is purchasing the Shares for Optionee's own account for investment and not with a view to, or for sale in connection with, a distribution of any of such Shares.

          3.  Compliance with Securities Laws. Optionee understands and
              -------------------------------
acknowledges that the Shares have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), and, notwithstanding any other provision of the Option Agreement to the contrary, the exercise of any rights to purchase any Shares is expressly conditioned upon compliance with the 1933 Act, all applicable state securities laws and all applicable requirements of any stock exchange or over-the-counter market on which the Company's stock may be listed or traded at the time of exercise and transfer. Optionee agrees to cooperate with the Company to ensure compliance with such laws.

          4.  Federal Restrictions on Transfer. Optionee understands that the
              --------------------------------
Shares have not been registered under the 1933 Act and therefore cannot be resold and must be held indefinitely unless they are registered under the 1933 Act or unless an exemption from such registration is available and that the certificate(s) representing the Shares may bear a legend to that effect. The Optionee understands that, except as otherwise set forth in the Restated Rights Agreement (as such term is defined in the Option Agreement), the Company is under no obligation to register the Shares and that an exemption may not be available or may not permit Optionee to transfer Shares in the amounts or at the times proposed by Optionee. Specifically, Optionee has been advised that Rule 144 promulgated under the 1933 Act, which permits certain resales of unregistered securities, is not presently available with respect to the Shares and, in any event requires that the Shares be paid for and then be held for at least one year (and in some cases two years) before they may be resold under Rule 144.

          5.  Rights as Shareholder. Until the stock certificate evidencing such
              ---------------------
Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the optioned Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly, but in any event not later than thirty (30) days after the Option is exercised pursuant to the terms of the Option Agreement. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued.

          6.  Tax Consultation. Optionee understands that Optionee may suffer
              ----------------
adverse tax consequences as a result of Optionee's purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

          7.  Restrictive Legends and Stop-Transfer Orders.
              --------------------------------------------

              (a) Legends. Optionee understands and agrees that the Company
                  -------
shall cause legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares with any other legends that may be required by state or federal securities laws:

          "THE SHARES REPRESENTED HEREBY MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF A WRITTEN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER OF THE SHARES (OR THE PREDECESSOR IN INTEREST TO THE SHARES). THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE."

          "THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT."

              (b) Stop-Transfer Notices. Optionee agrees that, in order t0o
                  ---------------------
ensure-compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

              (c)  Refusal to Transfer. The Company shall not be required (i) to
                   -------------------
transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or of the Option Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

          8.  Market Standoff Agreement. In connection with any underwritten
              -------------------------
public offering by the Company of its equity securities pursuant to an effective registration statement filed under the 1933 Act, including the Company's initial public offering, the Optionee shall not directly or indirectly sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to, any Shares acquired under this Agreement without the prior written consent of the Company or its underwriters. Such restriction (the "Market Stand-Off") shall be in effect for such period of time following the date of the final prospectus for the offering as may be requested by the Company or such underwriters. In no event, however, shall such period exceed 180 days. In the event of the declaration of a stock dividend, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company's outstanding securities without receipt of consideration, any new, substituted or additional securities which are by reason of such transaction distributed with respect to any Shares subject to the Market Stand-Off, or into which such Shares thereby become convertible, shall immediately be subject to the Market Stand-Off. In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the Shares acquired under this Agreement until the end of the applicable stand-off period. The Company's underwriters shall be beneficiaries of the agreement set forth in this Section 8. This Section 8 shall not apply to Shares registered in the public offering under the 1933 Act.

          9.  Successors and Assigns. The Company may assign any of its rights
              ----------------------
under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.

          10. Interpretation. Any dispute regarding the interpretation of this
              --------------
Agreement shall be submitted by Optionee or by the Company forthwith to the Company's Board of Directors, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Board shall be final and binding on the Company and on Optionee.

          11. Governing Law; Severability. This Agreement shall be governed by
              ---------------------------
and construed in accordance with the laws of the State of California excluding that body of law pertaining to conflicts of law. Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

          12. Notices. Any notice required or permitted hereunder shall be given
              -------
in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail, with postage and fees prepaid, addressed to the other party at its address as shown below beneath its signature, or to such other address as such party may designate in writing from time to time to the other party.

          13. Further Instruments. The parties agree to execute such further
              -------------------
instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement.

          14. Delivery of Payment. Optionee herewith delivers to the Company the
              -------------------
full Exercise Price (as such term is defined in the Option Agreement) for the Shares.

          15. Entire Agreement. The Option Agreement is incorporated herein by
              ----------------
reference. This Agreement and the Option Agreement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and is governed by California law except for that body of law pertaining to conflict of laws.

Submitted by:                                   Accepted by:

COVIA LLC                                       INTERNET TRAVEL NETWORK


By:                                             By:
   -----------------------------------             ----------------------------
Name:                                           Name:
     ---------------------------------               ---------------------------
Title:                                          Title:
      --------------------------------                --------------------------


Address:                                        Address:
-------                                         -------

--------------------------------------          445 Sherman Avenue
                                                Palo Alto, CA 94306
--------------------------------------

                                  EXHIBIT B-1
                                  -----------


                 NOTICE AND AGREEMENT OF OPTION EXERCISE FOR A
             WARRANT TO PURCHASE SHARES OF SERIES C PREFERRED STOCK
                                       OF
                            INTERNET TRAVEL NETWORK

Internet Travel Network
445 Sherman Avenue

Palo Alto, CA 94306

Attention:  President

          1.  Exercise of Option. Effective as of __________________, ____, the
              ------------------
undersigned ("Optionee") hereby elects, by execution and delivery of this Notice and Agreement of Option Exercise (this "Agreement"), to exercise Optionee's option to purchase a warrant exercisable at $0.01 per share in the form attached hereto as Exhibit B-2 (the "Warrant") for _________________ shares of the
          -----------
Series C Preferred Stock of Internet Travel Network, a California corporation (the "Company"), pursuant to the Nonstatutory Stock Option Agreement by and between the Company and the Optionee dated __________________, ____ (the "Option
                                                                          ------
Agreement"). The shares of Series C Preferred Stock issuable upon exercise of
---------
the Warrant shall be referred to herein as the "Shares."

          2.  Representations of Optionee. Optionee acknowledges that Optionee
              ---------------------------
has received, read and understood the Option Agreement and agrees to abide by and be bound by its terms and conditions. Optionee represents that Optionee is purchasing the Warrant for Optionee's own account for investment and not with a view to, or for sale in connection with, a distribution of any of such Warrant or Shares.

          3.  Compliance with Securities Laws. Optionee understands and
              -------------------------------
acknowledges that neither the Warrant nor the Shares have been registered under the Securities Act of 1933, as amended (the "1933 Act"), and, notwithstanding any other provision of the Option Agreement to the contrary, the exercise of any rights to purchase the Warrant or any Shares is expressly conditioned upon compliance with the 1933 Act, all applicable state securities laws and all applicable requirements of any stock exchange or over-the-counter market on which the Company's stock may be listed or traded at the time of exercise and transfer. Optionee agrees to cooperate with the Company to ensure compliance with such laws.

          4. Federal Restrictions on Transfer. Optionee understands that neither
             --------------------------------
the Warrant nor the Shares have been registered under the 1933 Act and therefore cannot be resold and must be held indefinitely unless registered under the 1933 Act or unless an exemption from such registration is available and that the Warrant and the certificate(s) representing the Shares may bear a legend to that effect. The Optionee understands that, except as otherwise set forth in the Restated Rights Agreement (as such term is defined in the Option Agreement), the Company is under no obligation to register the Warrant or the Shares and that an exemption may not be available or may not permit Optionee to transfer the Warrant or the Shares in the amounts or at the times proposed by Optionee. Specifically, Optionee has been advised that Rule 144 promulgated under the 1933 Act, which permits certain resales of unregistered securities, is not presently available with respect to the Warrant or the Shares and, in any event requires that the Warrant or the Shares be paid for and then be held for at least one year (and in some cases two years) before they may be resold under Rule 144.

          5. Rights as Shareholder. As the holder of the Warrant, Optionee
             ---------------------
understands that it is not a shareholder and has no right to vote or receive dividends or no other rights as a shareholder exist, notwithstanding the exercise of the Option. Upon subsequent exercise of the Warrant, the Company shall issue (or cause to be issued) a stock certificate for the Shares promptly, but in any event not later than thirty (30) days after the Warrant is exercised pursuant to the terms of the Option Agreement. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), Optionee shall have no right to vote or receive dividends or any other rights as a shareholder.

          6. Tax Consultation. Optionee understands that Optionee may suffer
             ----------------
adverse tax consequences as a result of Optionee's purchase or disposition of the Warrant or Shares. Optionee represents that Optionee has consulted with any tax advisor Optionee deems advisable in connection with the purchase or disposition of the Warrant or Shares and that Optionee is not relying on the Company for any tax advice.

          7. Restrictive Legends and Stop-Transfer Orders.
             --------------------------------------------

             (a) Legends. Optionee understands and agrees that the Company shall
                 -------
cause the legends set forth below or legends substantially equivalent thereto, to be placed upon the Warrant and any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by state or federal securities laws:

          "THE SHARES REPRESENTED HEREBY MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF A WRITTEN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER OF THE SHARES (OR THE PREDECESSOR IN INTEREST TO THE SHARES). THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE."

          "THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL,

          REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT."

            (b)  Stop-Transfer Notices. Optionee agrees that, in order to ensure
                 ---------------------
compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

            (c)  Refusal to Transfer. The Company shall not be required (i) to
                 -------------------
transfer on its books the Warrant or Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement, (ii) to treat as owner of such Warrant or Shares any purchaser or other transferee to whom such Warrant or Shares shall have been so transferred or (iii) to accord the right to vote or pay dividends to any purchaser or other transferee to whom the Shares shall have been so transferred.

          8.  Market Standoff Agreement. In connection with any underwritten
              -------------------------
public offering by the Company of its equity securities pursuant to an effective registration statement filed under the 1933 Act, including the Company's initial public offering, the Optionee shall not directly or indirectly sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to, the Warrant or any Shares acquired (directly or by exercise of the Warrant) under this Agreement without the prior written consent of the Company or its underwriters. Such restriction (the "Market Stand-Off") shall be in effect for such period of time following the date of the final prospectus for the offering as may be requested by the Company or such underwriters. In no event, however, shall such period exceed 180 days. In the event of the declaration of a stock dividend, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company's outstanding securities without receipt of consideration, any new, substituted or additional securities which are by reason of such transaction distributed with respect to any Shares subject to the Market Stand-Off, or into which such Shares thereby become convertible, shall immediately be subject to the Market Stand-Off. In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the Warrant or any Shares acquired (directly or by exercise of the Warrant) under this Agreement until the end of the applicable stand-off period. The Company's underwriters shall be beneficiaries of the agreement set forth in this Section 8. This
Section 8 shall not apply to Shares registered in the public offering under the 1933 Act.

          9.  Successors and Assigns. The Company may assign any of its rights
              ----------------------
under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.

          10.  Interpretation. Any dispute regarding the interpretation of this
               --------------
Agreement shall be submitted by Optionee or by the Company forthwith to the Company's Board of Directors, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Board shall be final and binding on the Company and on Optionee.

          11.  Governing Law; Severability. This Agreement shall be governed by
               ---------------------------
and construed in accordance with the laws of the State of California excluding that body of law pertaining to conflicts of law. Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

          12.  Notices. Any notice required or permitted hereunder shall be
               -------
given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail, with postage and fees prepaid, addressed to the other party at its address as shown below beneath its signature, or to such other address as such party may designate in writing from time to time to the other party.

          13.  Further Instruments. The parties agree to execute such further
               -------------------
instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement.

          14.  Delivery of Payment. Optionee herewith delivers to the Company
               -------------------
the full Exercise Price (as such term is defined in the Option Agreement) for the Warrant.

          15.  Entire Agreement. The Option Agreement is incorporated herein by
               ----------------
reference. This Agreement and the Option Agreement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and is governed by California law except for that body of law pertaining to conflict of laws.

Submitted by:                                   Accepted by:
COVIA LLC                                       INTERNET TRAVEL NETWORK
By:                                             By:
   --------------------------------                -----------------------------
Name:                                           Name:
     ------------------------------                  ---------------------------

Title:                                          Title:
      -----------------------------                   --------------------------

Address:                                        Address:
-------                                         -------
                                                445 Sherman Avenue
-----------------------------------             Palo Alto, CA 94306

-----------------------------------

                                  EXHIBIT B-2
                                  -----------

     THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, OR AN OPINION OF COUNSEL OF THE HOLDER, REASONABLY SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SUCH ACT.




WPC-1                                 Dated:  __________________, ______

                            INTERNET TRAVEL NETWORK
             WARRANT TO PURCHASE SHARES OF SERIES C PREFERRED STOCK
             ------------------------------------------------------

          This Warrant is issued to Covia LLC (the "Investor") by Internet Travel Network, a California corporation (the "Company"), in connection with the Investor's exercise of the Option granted under, and as such term is defined in, that certain Nonstatutory Stock Option Agreement dated as of _________________, _____ (the "Option Agreement").

          1.  Purchase of Shares. Subject to (i) the validity and enforceability
              ------------------
of the representations and warranties made by the Investor for the benefit of the Company upon exercise of the Option under the terms of the Option Agreement, which such representations and warranties were true and correct when made and shall be true and correct as of the date of this Warrant with the same force and effect as if they had been made on and as of the date of this Warrant, and (ii) the terms and conditions hereinafter set forth, the Investor (and any subsequent holder of this Warrant) is entitled, upon surrender of this Warrant at the principal office of the Company (or at such other place as the Company shall notify the holder hereof in writing), to purchase from the Company ______________________________ (__________) duly authorized, validly issued, fully paid and nonassessable shares of Series C Preferred Stock of the Company, as more fully described below. The shares of Series C Preferred Stock issuable pursuant to this Section 1 (the "Shares") shall also be subject to adjustment pursuant to Section 8 hereof.

          2.  Exercise Price. The exercise price for the Shares shall be $0.01
              --------------
per share. Such exercise price shall be subject to adjustment pursuant to
Section 8 hereof (such price, as adjusted from time to time, is herein referred to as the "Exercise Price").

          3.  Exercise Period. This Warrant is immediately exercisable and it
              ---------------
shall remain exercisable indefinitely; provided, however, that in the event of
(a) the sale of all or
substantially all the assets of the Company, or (b) the merger of the Company into or consolidation with any other entity, after which the shareholders of the Company prior to such transaction own less than 50% of the voting power of the acquiring or surviving entity after such transaction, this Warrant shall, on the date of the consummation such event, terminate and no longer be exercisable. In the event of a proposed transaction of the kind described above, the Company shall notify the holder of the Warrant in writing at least twenty (20) days prior to the consummation of such event or transaction.

          4.  Method of Exercise. While this Warrant remains outstanding and
              ------------------
exercisable in accordance with Section 3 above, the holder may exercise, in whole or in part, the purchase rights evidenced hereby. Such exercise shall be effected by:

              (1) the surrender of the Warrant, together with a duly executed copy of the form of subscription attached hereto, to the Secretary of the Company at its principal offices; and

              (2) subject to Section 5 below, the payment to the Company in cash or by check or wire transfer of the amount equal to the aggregate Exercise Price for the number of Shares being purchased.

          5.  Net Exercise. In lieu of exercising this Warrant with the payment
              ------------
referenced in Section 4 above, the holder of this Warrant may elect to receive shares equal to the value of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with notice of such election, in which event the Company shall issue to the holder hereof a number of shares of Series C Preferred Stock computed using the following formula:
                         Y (A - B)
                         ---------
                    X =      A

     Where

          X = The number of shares of Series C Preferred Stock to be issued to the holder of this Warrant upon a net exercise.

          Y = The number of shares of Series C Preferred Stock purchasable under this Warrant (or the portion of this Warrant being canceled).

          A = The fair market value of one share of the Company's Series C Preferred Stock.

          B = The Exercise Price (as adjusted to the date of such calculations).

          For purposes of this Paragraph 5, if the Company's Common Stock is then actively traded (i) over-the-counter, (ii) on a securities exchange or
(iii) through the Nasdaq National Market (either of (ii) or (iii) an "Exchange"), the fair market value of Series C Preferred

Stock shall mean the average of the closing bid and asked prices of the Common Stock into which the Series C Preferred Stock is then convertible as quoted in the over-the-counter market in which the Common Stock is then traded or the closing price quoted on any Exchange on which the Common Stock is listed, whichever is applicable, as published in the Western Edition of The Wall Street Journal for the ten trading days immediately prior to the date of the net exercise of the Warrant (or such shorter period of time during which such stock was traded over-the-counter or on such exchange). If the Common Stock is not traded on the over-the-counter market or on an Exchange, the fair market value shall be the price per share that the Company could obtain from a willing buyer for shares of Series C Preferred Stock sold by the Company from authorized but unissued shares, as such prices shall be determined in good faith by the Company's Board of Directors. Notwithstanding the previous terms of this paragraph, (i) in the event that the Warrant is exercised in connection with the initial public offering of the Common Stock of the Company, the fair market value of the Series C Preferred Stock shall be the per share offering price of the Common Stock to the public as listed on the cover page of the effective registration statement for such offering, and (ii) in the case of a sale or merger of the Company as described under Section 3(a) or (b) hereof, the fair market value of the Series C Preferred Stock shall be the value determined in good faith by the Company's Board of Directors.

          6.  Certificates for Shares. Upon the exercise of the purchase rights
              -----------------------
evidenced by this Warrant, one or more certificates for the number of Shares so purchased shall be issued as soon as practicable thereafter, and in any event within thirty (30) days of the delivery of the subscription notice. In case the holder shall exercise this Warrant with respect to less than all of the Shares that may be purchased under this Warrant, the Company shall execute a new warrant in the form of this Warrant for the balance of such Shares and deliver such new warrant to the holder of this Warrant.

          7.  Reservation and Issuance of Shares. The Company covenants that it
              ----------------------------------
will at all times keep available such number of authorized shares of its Series C Preferred Stock, free from all preemptive rights with respect thereto, which will be sufficient to permit the exercise of this Warrant for the full number of Shares specified herein. The Company further covenants that the Shares, when issued pursuant to the exercise of this Warrant, will be duly and validly issued, fully paid and nonassessable and free from all taxes, liens, and charges with respect to the issuance thereof.

          8.  Adjustment of Exercise Price and Number of Shares. The number of
              -------------------------------------------------
and kind of securities purchasable upon exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time as follows:

                   (a)  Subdivisions, Combinations and Other Issuances. If the
                        ----------------------------------------------
Company shall at any time prior to the expiration of this Warrant subdivide its Series C Preferred Stock, by stock split or otherwise, or combine its Series C Preferred Stock, or issue additional shares of its Series C Preferred Stock or Common Stock as a dividend with respect to any shares of its Series C Preferred Stock, the number of Shares issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination. Appropriate adjustments shall also be made to the purchase price payable per share, but the aggregate purchase price payable for the total number of Shares purchasable under this Warrant (as adjusted) shall remain the same. Any adjustment under this Section 8(a) shall become effective at the close of business on the date the subdivision or combination becomes effective, or as of the record date of such dividend, or in the event that no record date is fixed, upon the making of such dividend.

                   (b)  Reclassification, Reorganization and Consolidation. In
                        --------------------------------------------------
case of any reclassification, capital reorganization, or change in the Series C Preferred Stock of the Company (other than as a result of a subdivision, combination, or stock dividend provided for in Section 8(a) above), then, as a condition of such reclassification, reorganization, or change, lawful provision shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the holder of this Warrant, so that the holder of this Warrant shall have the right at any time prior to the expiration of this Warrant to purchase, at a total price equal to that payable upon the exercise of this Warrant, the kind and amount of shares of stock and other securities and property receivable in connection with such reclassification, reorganization, or change by a holder of the same number of shares of Series C Preferred Stock as were purchasable by the holder of this Warrant immediately prior to such reclassification, reorganization, or change. In any such case appropriate provisions shall be made with respect to the rights and interest of the holder of this Warrant so that the provisions hereof shall thereafter be applicable with respect to any shares of stock or other securities and property deliverable upon exercise hereof, and appropriate adjustments shall be made to the purchase price per share payable hereunder, provided that the aggregate purchase price shall remain the same.

                   (c)  Conversion of Preferred Stock. Immediately prior to the
                        -----------------------------
closing of any public offering of the Company's equity securities in which the Company's outstanding Preferred Stock is converted into Common Stock, any portion of this Warrant not then exercised will thereafter be exercisable for the number of shares of the Company's Common Stock that would have resulted from the conversion, pursuant to the Company's Articles of Incorporation in effect immediately prior to the consummation of such public offering, of the maximum number of shares of Preferred Stock that could have been acquired by the holder of this Warrant upon the exercise of the unexpired portion of this Warrant immediately prior to such public offering.

                   (d)  Notice of Adjustment. When any adjustment is required to
                        --------------------
be made in the number or kind of shares purchasable upon exercise of the Warrant, or in the Warrant Price, the Company shall promptly notify the holder of such event and of the number of shares of Series C Preferred Stock or other securities or property thereafter purchasable upon exercise of this Warrant.

                   (e)  No Impairment. The Company and the holder of this
                        -------------
Warrant will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company or the holder of this Warrant, respectively, but will at all times in good faith assist in the carrying out of all the provisions of this Section 8 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Company and the holder of this Warrant against impairment.

          9.  No Fractional Shares or Scrip. No fractional shares or scrip
              -----------------------------
representing fractional shares shall be issued upon the exercise of this Warrant, but in lieu of such fractional shares the holder of this Warrant shall not be required to pay that portion of the Exercise Price for any such fractional shares.

          10.  No Stockholder Rights. Prior to exercise of this Warrant, the
               ---------------------
holder shall not be entitled to any rights of a stockholder with respect to the Shares, including (without limitation) the right to vote such Shares, receive dividends or other distributions thereon, exercise preemptive rights or be notified of shareholder meetings, and, except as explicitly stated herein, such holder shall not be entitled to any notice or other communication concerning the business or affairs of the Company.

          11.  Standoff Agreement. In connection with the initial public
               ------------------
offering of the Company's securities, each holder of this Warrant agrees, upon request of the Company or the underwriters managing any such offering of the Company's securities, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any securities of the Company, including without limitation this Warrant, any shares of Series C Preferred Stock issued or issuable upon exercise of this Warrant and any shares of Common Stock issued or issuable in lieu of or upon conversion of such shares of Series C Preferred Stock (other than those included in the registration statement filed in connection with the offering), without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed one hundred eighty (180) days) from the effective date of the registration statement filed in connection with the offering as may be requested by the underwriters. The holder of this Warrant agrees that the Company may instruct its transfer agent to place stop-transfer notations in its records to enforce the provisions of this Section 11.

          12.  Registration Rights. The Shares issuable upon exercise of this
               -------------------
Warrant, and any securities issuable upon conversion of such Shares, are Registrable Securities, as such term is defined in that certain Amended and Restated Investors' Rights Agreement, dated May 14, 1998, by and among the Company and the Investors listed on Schedule A thereto, and possess registration
                                    ----------
rights as described in such agreement.

          13.  Successors and Assigns. The terms and provisions of this Warrant
               ----------------------
and the Option Agreement shall inure to the benefit of, and be binding upon, the Company and the holder hereof and their respective successors and assigns.

          14.  Amendments and Waivers. Any term of this Warrant may be amended
               ----------------------
and the observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the holder of this Warrant. Any waiver or amendment effected in accordance with this Section 13 shall be binding upon each current and future holder of this Warrant and the Company.

          15.  Notices. Any notices or certificates sent by the Company to the
               -------
holder of this Warrant or notices or other documents sent by the holder of this Warrant to the Company shall be deemed delivered if delivered in person or by registered mail (return receipt requested) addressed, if to the holder, to such holder's address shown in the Company's records (as the same may be changed from time to time by notice from the holder), and if to the Company, to Internet Travel Network, 453 Sherman Avenue, Palo Alto, CA 94306, Attn: President (as the same may be changed from time to time by notice from the Company).

          16.  Transferability of Warrant. This Warrant may not be transferred
               --------------------------
or assigned in whole or in part without compliance with all applicable federal and state securities laws by the transferor and the transferee (including the delivery of investment representation letters and legal opinions satisfactory to the Company, if such are requested by the Company).

          17.  Captions. The section and subsection headings of this Warrant are
               --------
inserted for convenience only and shall not constitute a part of this Warrant in construing or interpreting any provision hereof.

          18.  Governing Law. This Warrant shall be governed by the laws of the
               -------------
State of California as applied to agreements among California residents made and to be performed entirely within the State of California.

                              INTERNET TRAVEL NETWORK


                              By:
                                 ----------------------------------------
                              Richard D.C. Whilden,
                              President and Chief Executive Officer

                     Address: 445 Sherman Avenue
                              Palo Alto, CA  94306

                                  SUBSCRIPTION
                                  ------------

Internet Travel Network
445 Sherman Avenue
Palo Alto, CA  94306
Attention:  Corporate Secretary

          The undersigned hereby elects to purchase, pursuant to the provisions of the Warrant to Purchase Shares of Series C Preferred Stock dated __________________, ______ issued by Internet Travel Network (the "Company") and held by the undersigned, ___________ shares of Series C Preferred Stock of the Company.

          Payment of the exercise price per share required under such Warrant accompanies this Subscription.

          The undersigned hereby represents and warrants that the undersigned is acquiring such shares for its own account for investment purposes only, and not for resale or with a view to distribution of such shares or any part thereof.

                              WARRANTHOLDER:


Date:                         By:
     -------------------         ---------------------------------------
                              Print Name:
                                         -------------------------------

                              Address:

                              ------------------------------------------

                              ------------------------------------------

                              ------------------------------------------



Exact Name in which shares should be registered:


------------------------------------